UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   14 March 2008

PSI Corporation
(Exact name of registrant as specified in its charter)

State	File number	ID Number
Nevada	0000888702	88-0270266

Address here	Zip code here
7222 Commerce Center Dr. Suite 240 Colorado Springs, CO	80919

Registrant’s telephone number, including area code:   (719) 359-5533

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events
Item 8.01. Other Events
PSI Corporation announces the rescission of the transaction previously entered into between Pantel Systems, Inc. and friendlyway Corporation (now known as PSI Corporation).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 14, 2008

PSI Corporation
By:	/s/ David Foni
Name: David Foni
Title: Chief Executive Officer